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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 2007

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        000-32737                88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
                   -------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On May 25, 2007 and May 28, 2007, respectively, the Company delivered 625,000 shares held in escrow, each, to unaffiliated third parties for a total of $50,000 pursuant to securities purchase agreements, each dated November 16, 2006.

On May 29, 2007, a noteholder converted principal of $4,949.39 of a promissory note into 41,245 shares of restricted common stock at $0.12 per share pursuant to a Conversion Agreement.

On June 6, 2007, a noteholder converted principal of $5,000 of a promissory note into 41,667 shares of restricted common stock at $0.12 per share pursuant to a Conversion Agreement.

On June 14, 2007, the Company sold 204,000 shares of restricted common stock at $0.10 per share to an unaffiliated third party for a total purchase price of $20,400 pursuant to a securities purchase agreement.

On June 15, 2007, the Company sold 600,000 shares of restricted common stock at $0.10 per share to an unaffiliated third party for a total purchase price of $60,000 pursuant to a securities purchase agreement.

On June 18, 2007, the Company agreed to issue 5,000,000 shares of restricted common stock to an employee of its subsidiary, Sovereign Oil, Inc. pursuant to an Employment Agreement to be issued in the following manner: (i) 1,666,666 shares on December 31, 2007, (ii) 1,666,667 on December 31, 2008 and (iii) 1,666,667 on December 31, 2009 to be valued at the closing bid price of the Company's common stock on the Over-The-Counter Bulletin Board on the day before issuance.

The above shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act, as amended.

ITEM 8.01    OTHER EVENTS

On June 18, 2007, Sovereign Oil, Inc.("Sovereign"), a subsidiary of Voyager Petroleum, Inc. (the "Company"), entered into an employment agreement (the "Agreement") with Mazen Khatib (the "Employee") pursuant to which Sovereign hired Employee as Vice President of Distribution. Pursuant to the terms of the Agreement, Employee is to receive an annual base salary of $120,000 per year. Employee shall also be entitled to receive a bonus of $50,000, payable in two installments of $25,000 on November 15, 2007 and December 15, 2007, respectively. Furthermore, Employee also is entitled to receive 5,000,000 shares of the Company's common stock to be issued in the following manner: (i) 1,666,666 shares on December 31, 2007, (ii) 1,666,667 on December 31, 2008 and
(iii) 1,666,667 on December 31, 2009. The Company may issue these shares at its own discretion prior to the dates as indicated. The shares to be issued shall be valued at the closing bid price of the Company's common stock on the Over-The-Counter Bulletin Board on the day before such shares are to be issued. During the term of his employment and for a period thereafter, Employee will be subject to non-competition and non-solicitation provisions, subject to standard exceptions.

On June 19, 2007, the Company issued a press release announcing that Sovereign hired Mazen Khatib as Vice President of Distribution. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

    (B)   PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

    (C)   EXHIBITS.

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EXHIBIT
NUMBER                               DESCRIPTION
--------------------------------------------------------------------------------
10.1 Employment Agreement by and between Sovereign Oil, Inc. and Mazen Khatib dated as of June 18, 2007.
99.1       Press Release dated June 19, 2007



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VOYAGER PETROLEUM, INC.


Date: June 19, 2007                            /s/ Sebastien C. Dufort
                                               ---------------------------------
                                               Sebastien C. DuFort
                                               President